UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-03363

Exact name of registrant as specified in charter:	Delaware Group® Limited-Term Government Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2010

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Limited-Term Diversified Income Fund

September 30, 2010

		Principal	Value
		Amount°	(U.S. $)
Agency Asset-Backed Security – 0.01%
Fannie Mae Grantor Trust Series 2003-T4 2A5 5.407% 9/26/33	USD	189,817	$184,254
Total Agency Asset-Backed Security (cost $188,283)			184,254

Agency Collateralized Mortgage Obligations – 2.11%
•E.F. Hutton Trust III Series 1 A 1.04% 10/25/17		43,951	44,083
Fannie Mae Grantor Trust
•Series 2001-T5 A2 7.00% 2/19/30		52,875	59,683
Series 2001-T10 A1 7.00% 12/25/41		318,407	369,750
Series 2002-T1 A2 7.00% 11/25/31		177,980	206,679
Fannie Mae REMICs
Series 2003-32 PH 5.50% 3/25/32		82,722	87,073
Series 2003-81 GE 4.50% 4/25/18		1,320,080	1,388,991
Series 2003-91 BE 4.00% 11/25/16		574,822	579,769
Series 2003-120 BL 3.50% 12/25/18		1,335,000	1,421,919
•Series 2003-121 FC 0.66% 2/25/28		17,038	17,043
•Series 2005-66 FD 0.56% 7/25/35		2,753,659	2,750,123
Series 2006-69 PB 6.00% 10/25/32		6,317,110	6,513,650
Series 2010-29 PA 4.50% 10/25/38		1,312,140	1,406,024
Fannie Mae Whole Loan
•Series 2002-W1 2A 7.434% 2/25/42		171,884	202,393
Series 2004-W9 2A1 6.50% 2/25/44		223,009	251,513
Freddie Mac REMICs
•Series 2535 FK 0.66% 10/15/31		215,370	215,453
Series 2694 QG 4.50% 1/15/29		165,000	172,437
Series 2706 UG 4.50% 8/15/16		2,515,000	2,597,717
Series 2802 NM 4.50% 9/15/29		2,175,000	2,311,942
Series 2890 PC 5.00% 7/15/30		355,000	372,089
Series 2901 CA 4.50% 11/15/19		1,239,722	1,320,599
•Series 3241 FM 0.64% 11/15/36		300,859	300,793
Series 3337 PB 5.50% 7/15/30		75,000	77,416
Series 3416 GK 4.00% 7/15/22		9,894	10,325
Series 3581 PE 4.50% 1/15/39		17,307,659	18,612,603
wFreddie Mac Structured Pass Through Securities
Series T-42 A5 7.50% 2/25/42		67,985	79,670
Series T-54 2A 6.50% 2/25/43		1,578	1,781
Series T-58 2A 6.50% 9/25/43		1,161,260	1,310,772
•Series T-60 1A4C 5.395% 3/25/44		1,513,024	1,589,149
GNMA Series 2003-72 C 4.86% 2/16/30		2,499,542	2,661,516
Total Agency Collateralized Mortgage Obligations (cost $46,218,310)			46,932,955

Agency Mortgage-Backed Securities – 17.36%
Fannie Mae
4.50% 3/1/14		559,960	589,391
6.00% 9/1/12		279,039	293,615
6.50% 8/1/17		166,047	179,542
9.00% 11/1/15		97,007	103,329
10.00% 10/1/30		168,295	195,394
10.50% 6/1/30		27,855	32,477
16.00% 11/15/12		38,862	41,367
•Fannie Mae ARM
2.63% 8/1/34		296,996	311,181
2.689% 12/1/33		269,461	281,442

2.704% 6/1/34	239,734	250,996
3.722% 11/1/39	2,108,704	2,207,888
4.161% 11/1/35	1,200,624	1,248,542
4.326% 9/1/39	2,574,144	2,712,497
4.433% 10/1/39	5,591,043	5,900,719
4.55% 11/1/39	9,372,112	9,920,029
4.965% 11/1/33	7,534,096	8,005,352
4.994% 8/1/35	373,308	396,882
5.065% 3/1/38	32,243	34,334
5.13% 9/1/38	4,204,037	4,493,174
5.131% 11/1/35	199,921	213,617
5.33% 4/1/36	18,362	19,252
5.543% 4/1/37	5,525,306	5,909,518
5.839% 4/1/36	1,652,565	1,752,834
6.006% 6/1/36	665,663	711,356
6.009% 7/1/36	566,146	604,983
6.192% 7/1/36	463,302	497,354
6.274% 4/1/36	155,058	166,259
6.295% 8/1/36	328,474	352,479
Fannie Mae Balloon 7 yr 5.00% 8/1/11	744,955	767,382
Fannie Mae FHAVA 30 yr
7.50% 3/1/25	21,861	23,585
10.00% 1/1/19	53,628	60,976
11.00% 6/1/15	1,678	1,689
Fannie Mae S.F. 15 yr
4.50% 9/1/20 to 6/1/23	6,415,695	6,813,476
5.00% 9/1/18 to 5/1/21	734,041	783,508
5.50% 4/1/21 to 1/1/23	50,907	54,830
6.00% 3/1/18 to 8/1/22	4,012,777	4,341,947
7.00% 11/1/14	1,224	1,311
7.50% 4/1/11	88	89
8.00% 10/1/14 to 10/1/16	237,722	258,508
Fannie Mae S.F. 15 yr TBA
4.00% 10/1/25	62,615,000	65,217,404
4.50% 10/1/25	17,000,000	17,855,303
5.00% 10/1/25	77,815,000	82,417,056
5.50% 10/1/25	32,250,000	34,691,421
Fannie Mae S.F. 20 yr 6.50% 2/1/22	239,868	262,697
Fannie Mae S.F. 30 yr
5.00% 3/1/34 to 1/1/38	378,614	399,069
6.00% 9/1/34 to 2/1/37	11,843,563	12,804,536
6.50% 6/1/29 to 12/1/37	119,387	131,369
7.00% 12/1/34 to 12/1/37	3,286,377	3,664,244
7.50% 3/1/14 to 6/1/34	39,793	43,802
8.00% 9/1/11 to 5/1/24	153,112	170,201
8.50% 8/1/17	72,931	80,282
9.00% 8/1/22	164,657	184,084
9.25% 6/1/16 to 8/1/16	35,979	36,979
10.00% 2/1/25	294,969	332,364
11.00% 9/1/15 to 8/1/20	101,425	111,996
11.50% 11/1/16	9,193	9,257
Fannie Mae S.F. 30 yr TBA
5.00% 10/1/40	3,750,000	3,946,875
6.00% 10/1/40	2,000,000	2,148,124
Freddie Mac
6.00% 1/1/17	137,823	146,728
6.50% 6/17/14 to 3/1/16	770,816	838,142
•Freddie Mac ARM
2.672% 4/1/33	161,852	168,844
3.357% 4/1/34	57,662	60,575
4.82% 2/1/35	378,303	395,347
5.042% 7/1/38	9,062,265	9,659,770

5.619% 6/1/37	3,008,224	3,195,083
5.677% 7/1/36	171,511	180,959
5.788% 10/1/36	39,091	41,649
6.038% 10/1/37	6,449,260	6,939,211
6.323% 2/1/37	21,247	22,604
Freddie Mac Balloon 7 yr
4.50% 12/1/10	265,837	272,342
5.00% 6/1/11 to 11/1/11	224,576	228,148
Freddie Mac S.F. 15 yr
5.00% 6/1/18 to 4/1/20	634,066	677,150
6.00% 10/1/10	14	14
6.50% 6/1/11	2,981	3,006
7.50% 4/1/11	1,383	1,406
8.00% 7/1/16	60,499	65,695
Freddie Mac S.F. 15 yr TBA
5.00% 10/1/25	13,000,000	13,769,846
5.50% 10/1/25	13,000,000	13,954,693
Freddie Mac S.F. 30 yr
6.00% 2/1/36	12,025,512	12,956,515
7.00% 11/1/33	1,545	1,753
8.00% 5/1/31	230,481	264,711
9.00% 9/1/30	110,856	130,511
11.00% 11/1/19 to 5/1/20	31,295	31,821
11.50% 6/1/15 to 3/1/16	100,542	116,372
Freddie Mac S.F. 30 yr TBA
6.00% 10/1/40	25,540,000	27,379,671
6.50% 10/1/40	8,170,000	8,895,088
GNMA I GPM 12.25% 1/15/14	4,924	4,967
GNMA I S.F. 30 yr
7.50% 12/15/23 to 1/15/32	258,916	297,338
8.00% 6/15/30	8,395	9,935
9.00% 5/15/16 to 2/15/17	29,540	32,246
9.50% 9/15/16 to 8/15/17	12,415	13,489
11.00% 7/15/13 to 8/15/19	101,475	108,985
GNMA II GPM 9.75% 12/20/16 to 9/20/17	15,521	17,182
GNMA II S.F. 30 yr
9.50% 11/20/20 to 11/20/21	100,153	115,844
10.50% 6/20/20	2,068	2,338
11.00% 9/20/15 to 10/20/15	31,459	35,203
11.50% 12/20/17 to 10/20/18	44,630	46,825
12.00% 4/20/14 to 5/20/16	110,274	115,272
12.50% 10/20/13 to 1/20/14	23,328	25,923
Total Agency Mortgage-Backed Securities (cost $383,879,033)		386,263,368

Agency Obligations – 4.87%
Fannie Mae
Φ0.625% 8/9/13	21,000,000	20,988,702
1.25% 9/30/13	11,020,000	11,042,668
2.00% 4/15/13	3,513,000	3,538,227
Federal Home Loan Banks 0.875% 7/27/12	21,655,000	21,662,601
Freddie Mac
Φ0.50% 7/27/12	5,550,000	5,546,265
Φ0.50% 9/17/13	10,770,000	10,755,224
Φ0.75% 6/15/12	13,065,000	13,071,232
1.125% 10/25/13	11,000,000	11,000,000
1.20% 9/24/13	10,840,000	10,849,940
Total Agency Obligations (cost $108,454,407)		108,454,859

Collateralized Debt Obligation – 0.56%
•#JWS CBO Series 2000-1 144A 1.164% 7/28/12	12,558,344	12,457,877
Total Collateralized Debt Obligation (cost $12,455,326)		12,457,877

Commercial Mortgage-Backed Securities – 1.85%
Bank of America Commercial Mortgage Securities

Series 2004-2 A3 4.05% 11/10/38		2,042,017	2,065,613
Series 2004-5 A3 4.561% 11/10/41		1,735,000	1,780,157
•Series 2005-1 A5 5.159% 11/10/42		805,000	882,715
Bear Stearns Commercial Mortgage Securities
•Series 2005-PW10 A4 5.405% 12/11/40		915,000	993,889
•Series 2005-T20 A4A 5.149% 10/12/42		1,465,000	1,619,735
Series 2007-PW15 A4 5.331% 2/11/44		1,475,000	1,517,726
•wCommercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44		4,105,000	4,480,774
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.547% 2/15/39		180,000	194,553
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38		1,045,000	1,139,869
Series 2005-GG4 A4 4.761% 7/10/39		3,310,000	3,476,784
Series 2005-GG4 A4A 4.751% 7/10/39		3,935,000	4,231,191
•Series 2006-GG6 A4 5.553% 4/10/38		1,160,000	1,249,014
•Greenwich Capital Commercial Funding Series 2004-GG1 A7 5.317% 6/10/36		375,000	411,003
JPMorgan Chase Commercial Mortgage Securities
Series 2002-C1 A3 5.376% 7/12/37		1,000,000	1,054,585
•Series 2005-LDP5 A4 5.198% 12/15/44		1,625,000	1,789,434
Merrill Lynch Mortgage Trust Series 2005-CIP1 A2 4.96% 7/12/38		448,144	460,324
Merrill Lynch-Countrywide Commercial Mortgage Trust Series 2007-5 A1 4.275% 8/12/48		215,868	216,955
Morgan Stanley Capital I
Series 2005-HQ6 A4A 4.989% 8/13/42		4,555,000	4,943,098
•Series 2006-T21 A3 5.185% 10/12/52		2,900,000	3,058,250
•Series 2007-T27 A4 5.649% 6/11/42		3,440,000	3,815,671
Morgan Stanley Dean Witter Capital I Series 2003-TOP9 A2 4.74% 11/13/36		1,700,000	1,799,017
Total Commercial Mortgage-Backed Securities (cost $36,582,092)			41,180,357

Convertible Bonds – 0.98%
Amgen 0.375% exercise price $79.48, expiration date 2/1/13		1,125,000	1,120,781
Medtronic 1.625% exercise price $54.79, expiration date 4/15/13		2,500,000	2,509,375
National City 4.00% exercise price $482.51, expiration date 2/1/11		1,000,000	1,013,750
#SVB Financial Group 144A 3.875% exercise price $53.04, expiration date 4/15/11		8,910,000	9,065,925
Transocean 1.50% exercise price $168.61, expiration date 12/15/37		8,500,000	8,170,625
Total Convertible Bonds (cost $21,300,854)			21,880,456

Corporate Bonds – 25.68%
Banking – 4.89%
#Bank Nederlandse Gemeenten 144A 1.75% 10/6/15		3,770,000	3,750,490
Bank of America
•0.592% 6/15/17		1,750,000	1,466,199
3.70% 9/1/15		4,315,000	4,364,264
BB&T
5.20% 12/23/15		4,515,000	4,972,807
6.50% 8/1/11		1,895,000	1,982,246
Comerica 3.00% 9/16/15		6,325,000	6,408,895
Export-Import Bank of Korea
5.875% 1/14/15		760,000	851,000
#144A 5.25% 2/10/14		2,805,000	3,056,118
JPMorgan Chase
•0.623% 6/13/16		1,750,000	1,660,183
5.15% 10/1/15		6,174,000	6,777,101
KeyBank 5.80% 7/1/14		4,250,000	4,637,672
KFW 11.00% 2/9/11	BRL	14,000,000	8,322,382
Korea Development Bank
4.375% 8/10/15	USD	1,585,000	1,683,173
8.00% 1/23/14		6,265,000	7,333,947
Oesterreichische Kontrollbank
1.75% 3/11/13		4,015,000	4,093,730
1.75% 10/5/15		2,730,000	2,737,559
PNC Funding 5.25% 11/15/15		1,840,000	2,045,935
•#Rabobank 144A 11.00% 12/29/49		5,495,000	7,164,650
Rentenbank
3.125% 7/15/15		3,605,000	3,858,226
3.25% 3/15/13		2,700,000	2,856,225
4.125% 7/15/13		3,715,000	4,034,029

#Santander US Debt Unipersonal 144A 3.781% 10/7/15		3,400,000	3,380,015
Silicon Valley Bank 5.70% 6/1/12		1,795,000	1,869,408
US Bancorp 3.15% 3/4/15		2,135,000	2,259,080
•USB Capital IX 6.189% 10/29/49		8,025,000	6,379,875
Wachovia 5.25% 8/1/14		567,000	616,848
•Wells Fargo Bank 0.586% 5/16/16		1,575,000	1,452,887
•Wells Fargo Capital XIII 7.70% 12/29/49		4,910,000	5,118,675
#Westpac Securities New Zealand 144A 2.50% 5/25/12		3,690,000	3,778,198
			108,911,817
Basic Industry – 1.39%
#Algoma Acquisition 144A 9.875% 6/15/15		325,000	291,281
#Anglo American Capital 144A 2.15% 9/27/13		3,165,000	3,190,269
ArcelorMittal 3.75% 8/5/15		6,895,000	6,976,305
CF Industries 7.125% 5/1/20		1,800,000	1,973,250
Dow Chemical 7.60% 5/15/14		3,410,000	3,986,232
Freeport McMoRan Copper & Gold 8.375% 4/1/17		4,500,000	5,029,488
#Georgia-Pacific 144A 8.25% 5/1/16		530,000	591,613
Hexion US/Nova Scotia Finance 8.875% 2/1/18		3,460,000	3,408,100
Praxair 2.125% 6/14/13		3,150,000	3,240,459
Steel Dynamics 6.75% 4/1/15		425,000	436,688
Teck Resources
9.75% 5/15/14		554,000	683,573
10.25% 5/15/16		270,000	328,412
10.75% 5/15/19		628,000	792,019
			30,927,689
Brokerage – 0.81%
Goldman Sachs Group
3.70% 8/1/15		4,200,000	4,301,796
5.15% 1/15/14		3,795,000	4,122,527
Jefferies Group 5.875% 6/8/14		2,805,000	3,062,126
@=^JPMorgan Structured Products 0.644% 5/18/15	BRL	2,419,000	2,802,898
Lazard Group
6.85% 6/15/17	USD	1,438,000	1,541,999
7.125% 5/15/15		986,000	1,076,721
•Morgan Stanley 1.006% 10/15/15		1,275,000	1,170,882
			18,078,949
Capital Goods – 1.09%
Allied Waste North America 7.125% 5/15/16		2,225,000	2,386,292
Anixter 10.00% 3/15/14		650,000	714,188
Ball
7.125% 9/1/16		614,000	666,190
7.375% 9/1/19		921,000	1,006,193
Bell Microproducts 3.75%		6,275,000	6,306,375
Clean Harbors 7.625% 8/15/16		1,545,000	1,614,525
Graham Packaging
9.875% 10/15/14		1,180,000	1,230,150
#144A 8.25% 1/1/17		2,475,000	2,524,500
NXP BV Funding 9.50% 10/15/15		815,000	837,413
Ply Gem Industries 11.75% 6/15/13		1,500,000	1,612,500
Thermo Fisher Scientific 3.20% 5/1/15		4,815,000	5,080,907
#USG 144A 9.75% 8/1/14		315,000	329,963
			24,309,196
Communications – 4.55%
AT&T Wireless 8.125% 5/1/12		3,665,000	4,073,193
Cablevision Systems 8.625% 9/15/17		125,000	138,125
Cincinnati Bell 7.00% 2/15/15		253,000	254,265
#Clearwire Communications Finance 144A 12.00% 12/1/15		3,000,000	3,247,500
Comcast 5.85% 11/15/15		4,420,000	5,128,018
Cox Communications 5.45% 12/15/14		4,440,000	5,027,381

Cricket Communications
7.75% 5/15/16	1,700,000	1,812,625
9.375% 11/1/14	1,765,000	1,835,600
Crown Castle International 9.00% 1/15/15	2,525,000	2,796,438
#Crown Castle Towers 144A 3.214% 8/15/15	2,790,000	2,825,603
CSC Holdings
6.75% 4/15/12	307,000	321,966
8.50% 6/15/15	95,000	104,263
#Digicel 144A 8.25% 9/1/17	3,000,000	3,165,000
#Digicel Group PIK 144A 9.125% 1/15/15	2,000,000	2,052,500
DIRECTV Holdings/Financing 7.625% 5/15/16	3,305,000	3,689,322
DISH DBS
7.125% 2/1/16	2,560,000	2,704,000
7.875% 9/1/19	415,000	448,719
Frontier Communications 7.125% 3/15/19	2,500,000	2,575,000
GXS Worldwide 9.75% 6/15/15	3,895,000	3,899,869
#Inmarsat Finance 144A 7.375% 12/1/17	1,090,000	1,144,500
Intelsat Bermuda 11.25% 2/4/17	1,555,000	1,673,569
Level 3 Financing 9.25% 11/1/14	790,000	746,550
#NBC Universal 144A
2.875% 4/1/16	3,255,000	3,259,762
3.65% 4/30/15	4,845,000	5,119,556
NII Capital 8.875% 12/15/19	3,000,000	3,348,750
PAETEC Holding 8.875% 6/30/17	2,160,000	2,268,000
Qwest 8.375% 5/1/16	4,810,000	5,711,874
Rogers Communications 7.50% 3/15/15	660,000	807,575
Sprint Nextel 6.00% 12/1/16	4,925,000	4,888,063
Telecom Italia Capital
4.95% 9/30/14	10,000	10,657
5.25% 11/15/13	1,700,000	1,827,791
6.20% 7/18/11	2,006,000	2,078,722
Telesat Canada 11.00% 11/1/15	750,000	851,250
Time Warner Cable
7.50% 4/1/14	2,705,000	3,190,718
8.25% 2/14/14	1,510,000	1,803,465
Videotron 9.125% 4/15/18	1,865,000	2,107,450
#Vivendi 144A 5.75% 4/4/13	5,535,000	6,029,230
#Wind Acquisition Finance 144A 11.75% 7/15/17	4,330,000	4,873,956
Windstream
7.875% 11/1/17	1,620,000	1,696,950
8.125% 8/1/13	1,630,000	1,776,700
		101,314,475
Consumer Cyclical – 1.41%
Brinker International 5.75% 6/1/14	4,000,000	4,260,336
Ford Motor Credit
7.50% 8/1/12	1,350,000	1,433,718
8.00% 6/1/14	3,000,000	3,283,176
12.00% 5/15/15	800,000	1,008,503
Goodyear Tire & Rubber 10.50% 5/15/16	1,981,000	2,253,388
Harrah's Operating 11.25% 6/1/17	2,730,000	3,003,000
#Invista 144A 9.25% 5/1/12	410,000	416,150
Macy's Retail Holdings
8.375% 7/15/15	105,000	120,750
10.625% 11/1/10	2,700,000	2,747,250
MGM MIRAGE
10.375% 5/15/14	290,000	324,075
11.125% 11/15/17	370,000	423,188
13.00% 11/15/13	945,000	1,115,100
Pinnacle Entertainment 8.625% 8/1/17	895,000	954,294
Ryland Group 8.40% 5/15/17	1,025,000	1,112,125
Wal-Mart Stores 2.25% 7/8/15	6,940,000	7,188,208
Wyndham Worldwide 5.75% 2/1/18	1,665,000	1,672,744
		31,316,005

Consumer Non-Cyclical – 4.06%
Alere 9.00% 5/15/16	730,000	755,550
Amgen 4.85% 11/18/14	2,665,000	3,016,314
Anheuser-Busch InBev Worldwide
2.50% 3/26/13	4,405,000	4,522,129
3.625% 4/15/15	570,000	602,674
ARAMARK 8.50% 2/1/15	1,780,000	1,860,100
AstraZeneca 5.40% 9/15/12	3,615,000	3,940,411
#Brambles USA 144A 3.95% 4/1/15	700,000	726,688
CareFusion 5.125% 8/1/14	4,555,000	5,028,287
Coca-Cola Enterprises 2.125% 9/15/15	7,010,000	7,026,347
Community Health Systems 8.875% 7/15/15	2,240,000	2,385,600
Corrections Corporation of America 7.75% 6/1/17	830,000	896,400
Covidien International Finance 2.80% 6/15/15	6,810,000	7,064,633
#Genzyme 144A 3.625% 6/15/15	5,095,000	5,408,837
HCA 9.25% 11/15/16	2,190,000	2,376,150
Hospira 6.40% 5/15/15	4,430,000	5,139,150
Iron Mountain 8.00% 6/15/20	2,705,000	2,870,681
Kraft Foods 4.125% 2/9/16	3,420,000	3,703,870
Life Technologies 4.40% 3/1/15	1,540,000	1,644,389
McKesson 5.25% 3/1/13	4,630,000	5,032,509
Medco Health Solutions 7.25% 8/15/13	3,260,000	3,768,299
Medtronic 3.00% 3/15/15	1,790,000	1,897,482
RSC Equipment Rental 10.25% 11/15/19	2,900,000	3,095,750
Select Medical 7.625% 2/1/15	775,000	760,469
Supervalu
7.50% 11/15/14	2,020,000	2,040,200
8.00% 5/1/16	635,000	642,938
Teva Pharmaceutical Finance II/III 3.00% 6/15/15	3,970,000	4,157,519
#Woolworths 144A 2.55% 9/22/15	6,325,000	6,410,046
Yale University 2.90% 10/15/14	3,310,000	3,507,518
		90,280,940
Electric – 1.64%
AES
8.00% 6/1/20	1,600,000	1,744,000
#144A 8.75% 5/15/13	541,000	550,468
Appalachian Power 3.40% 5/24/15	4,180,000	4,405,147
CMS Energy 4.25% 9/30/15	2,005,000	2,032,324
Duke Energy
3.95% 9/15/14	1,500,000	1,617,381
6.30% 2/1/14	3,000,000	3,430,023
Jersey Central Power & Light 5.625% 5/1/16	4,560,000	5,174,423
#Korea Electric Power 144A 3.00% 10/5/15	3,505,000	3,507,261
NRG Energy 7.375% 2/1/16	2,785,000	2,872,031
PacifiCorp 6.90% 11/15/11	2,845,000	3,033,624
PPL Electric Utilities 7.125% 11/30/13	2,455,000	2,881,699
Public Service Electric & Gas 2.70% 5/1/15	4,935,000	5,155,165
		36,403,546
Energy – 1.83%
Chesapeake Energy 9.50% 2/15/15	4,705,000	5,469,563
EOG Resources 2.95% 6/1/15	2,055,000	2,157,049
Forest Oil 7.25% 6/15/19	1,270,000	1,304,925
#Hercules Offshore 144A 10.50% 10/15/17	1,000,000	835,000
Mariner Energy 8.00% 5/15/17	8,532,000	9,427,859
Nexen 5.05% 11/20/13	4,700,000	5,122,652
Noble Holding International 3.45% 8/1/15	3,505,000	3,656,595
Petrohawk Energy 7.875% 6/1/15	2,040,000	2,147,100
Range Resources 8.00% 5/15/19	845,000	927,388
Shell International Finance 3.10% 6/28/15	1,930,000	2,034,093
Weatherford International 5.15% 3/15/13	2,405,000	2,576,551
#Woodside Finance 144A 8.125% 3/1/14	4,385,000	5,161,395
		40,820,170

Finance Companies – 1.16%
#CDP Financial 144A 3.00% 11/25/14	6,350,000	6,600,425
FTI Consulting 7.75% 10/1/16	225,000	235,125
General Electric Capital
•0.552% 9/15/14	3,535,000	3,391,444
3.75% 11/14/14	3,480,000	3,688,668
International Lease Finance
5.75% 6/15/11	1,500,000	1,515,000
6.625% 11/15/13	511,000	514,833
#144A 8.75% 3/15/17	7,475,000	8,035,624
Nuveen Investments 10.50% 11/15/15	1,820,000	1,817,725
		25,798,844
Insurance – 0.35%
MetLife 2.375% 2/6/14	7,670,000	7,757,407
		7,757,407
Natural Gas – 1.43%
El Paso
7.00% 6/15/17	1,960,000	2,091,057
7.25% 6/1/18	1,165,000	1,261,483
8.25% 2/15/16	750,000	838,125
Energy Transfer Partners 5.65% 8/1/12	3,175,000	3,379,359
Enterprise Products Operating
7.50% 2/1/11	855,000	872,756
9.75% 1/31/14	4,450,000	5,453,710
Kinder Morgan Energy Partners
6.75% 3/15/11	1,300,000	1,332,949
7.50% 11/1/10	1,395,000	1,400,393
#Midcontinent Express Pipeline 144A 5.45% 9/15/14	4,815,000	5,144,038
Plains All American Pipeline 4.25% 9/1/12	4,765,000	4,972,235
TransCanada Pipelines
3.40% 6/1/15	985,000	1,054,516
4.00% 6/15/13	3,720,000	3,993,963
		31,794,584
Real Estate – 0.32%
Developers Diversified Realty 5.375% 10/15/12	3,965,000	3,979,817
•#USB Realty 144A 6.091% 12/29/49	4,200,000	3,129,000
		7,108,817
Technology – 0.43%
First Data 9.875% 9/24/15	1,500,000	1,233,750
National Semiconductor
3.95% 4/15/15	2,775,000	2,914,025
6.60% 6/15/17	1,040,000	1,213,954
#Seagate Technology International 144A 10.00% 5/1/14	3,635,000	4,307,474
		9,669,203
Transportation – 0.32%
Burlington Northern Santa Fe 7.00% 2/1/14	4,235,000	4,959,740
#ERAC USA Finance 144A 2.75% 7/1/13	2,095,000	2,141,666
		7,101,406
Total Corporate Bonds (cost $543,533,928)		571,593,048

Municipal Bonds – 1.06%
•§Puerto Rico Sales Tax Financing Sales Revenue First Subordinate Series A 5.00% 8/1/39	5,500,000	5,719,230
Illinois Regional Transportation Authority 2.843% 7/1/12	17,600,000	17,771,952
Total Municipal Bonds (cost $23,100,000)		23,491,182

Non-Agency Asset-Backed Securities – 10.36%
•#AH Mortgage Advance Trust Series 2009-ADV3 A1 144A 2.207% 10/6/21	1,430,000	1,428,954
Ally Auto Receivables Trust Series 2010-2 A3 1.38% 7/15/14	1,290,000	1,303,437
•#Ally Master Owner Trust Series 2010-1 A 144A 2.01% 1/15/15	2,340,000	2,387,600
•American Express Credit Account Master Trust Series 2010-1 B 0.86% 11/16/15	1,225,000	1,224,869
#Bank of America Auto Trust Series 2009-3A A4 144A 2.67% 12/15/16	3,025,000	3,140,889

•Bank of America Credit Card Trust
Series 2006-A12 A12 0.28% 3/15/14	11,218,000	11,196,077
Series 2006-A15 A15 0.26% 4/15/14	2,390,000	2,384,219
Series 2007-A4 A4 0.30% 11/15/19	6,490,000	6,273,967
Series 2007-A10 A10 0.33% 12/15/16	4,900,000	4,813,904
Series 2008-A5 A5 1.46% 12/16/13	7,615,000	7,675,849
•#Capital Auto Receivables Asset Trust Series 2008-CPA A1 144A 1.11% 1/15/13	6,097,984	6,122,343
Capital One Multi-Asset Execution Trust
•Series 2004-A5 A5 0.41% 3/17/14	6,890,000	6,887,602
•Series 2005-A6 A6 0.58% 7/15/15	10,350,000	10,270,726
•Series 2005-A10 A 0.34% 9/15/15	3,000,000	2,981,034
•Series 2006-A5 A5 0.32% 1/15/16	4,000,000	3,962,308
•Series 2006-A11 A11 0.35% 6/17/19	10,000,000	9,653,792
•Series 2007-A1 A1 0.31% 11/15/19	2,250,000	2,155,305
•Series 2007-A4 A4 0.29% 3/16/15	1,915,000	1,906,133
Series 2007-A7 A7 5.75% 7/15/20	2,075,000	2,469,156
@Centex Home Equity Series 2005-D AF4 5.27% 10/25/35	22,731	22,640
•Chase Issuance Trust
Series 2005-A2 A2 0.33% 12/15/14	6,600,000	6,586,611
Series 2009-A2 A2 1.81% 4/15/14	12,815,000	13,089,069
#CIT Equipment Collateral 144A
Series 2009-VT1 A2 2.20% 6/15/11	627,636	627,956
Series 2009-VT1 A3 3.07% 8/15/16	2,150,000	2,177,788
Citibank Credit Card Issuance Trust
•Series 2004-C1 C1 0.91% 7/15/13	1,545,000	1,530,305
Series 2006-A4 A4 5.45% 5/10/13	1,800,000	1,854,038
•Series 2007-A7 A7 0.61% 8/20/14	1,250,000	1,252,543
•Series 2008-A6 A6 1.46% 5/22/17	5,500,000	5,696,477
•Series 2009-A1 A1 2.01% 3/17/14	3,055,000	3,124,048
•Series 2009-A2 A2 1.81% 5/15/14	12,990,000	13,271,804
#Citibank Omni Master Trust Series 2009-A13 A13 144A 5.35% 8/15/18	1,355,000	1,470,860
CNH Equipment Trust
•Series 2007-A A4 0.30% 9/17/12	150,935	150,895
Series 2008-A A3 4.12% 5/15/12	37,127	37,183
Series 2008-A A4A 4.93% 8/15/14	570,000	586,283
Series 2008-B A3A 4.78% 7/16/12	82,695	83,206
Series 2009-C A3 1.85% 12/16/13	675,000	683,023
Conseco Financial Series 1997-6 A8 7.07% 1/15/29	1,716,532	1,786,379
Discover Card Master Trust
Series 2008-A4 A4 5.65% 12/15/15	500,000	560,296
•Series 2009-A1 A1 1.56% 12/15/14	13,975,000	14,201,434
•Series 2010-A1 A1 0.91% 9/15/15	12,500,000	12,583,413
•Series 2010-A2 A2 0.84% 3/15/18	1,250,000	1,250,000
•Discover Card Master Trust I
Series 2005-4 A2 0.35% 6/16/15	9,000,000	8,941,784
Series 2006-3 A1 0.29% 3/15/14	15,375,000	15,350,283
Series 2007-2 A 0.34% 9/15/16	7,475,000	7,392,000
#Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31	925,000	930,674
•Ford Credit Auto Owner Trust
Series 2008-A A3B 1.06% 4/15/12	611,567	612,676
Series 2008-C A4B 2.01% 4/15/13	4,700,000	4,780,357
•Ford Credit Floorplan Master Owner Trust
Series 2009-2 A 1.81% 9/15/14	895,000	910,023
#Series 2010-1 A 144A 1.91% 12/15/14	3,295,000	3,363,085
General Electric Capital Credit Card Master Note Trust Series 2009-3 A 2.54% 9/15/14	1,290,000	1,313,090
•#Golden Credit Card Trust Series 2008-3 A 144A 1.26% 7/15/17	5,500,000	5,530,938
Harley-Davidson Motorcycle Trust
#Series 2006-1 A2 144A 5.04% 10/15/12	40,932	41,270
Series 2009-4 A3 1.87% 2/15/14	565,000	570,849
Hyundai Auto Receivables Trust Series 2007-A A3A 5.04% 1/17/12	9,040	9,066
John Deere Owner Trust
Series 2009-A A4 3.96% 5/16/16	4,259,000	4,481,068
Series 2010-A A4 2.13% 10/17/16	2,540,000	2,614,411
•#Nissan Master Owner Trust Receivables Series 2010-AA A 144A 1.41% 1/15/15	2,350,000	2,385,235

Renaissance Home Equity Loan Trust Series 2006-4 AF2 5.285% 1/25/37		35,000	27,768
USAA Auto Owner Trust Series 2008-1 A3 4.16% 4/16/12		106,727	107,043
Volkswagen Auto Lease Trust Series 2009-A A2 2.87% 7/15/11		224,037	224,417
World Omni Auto Receivables Trust
•Series 2007-B A3B 0.65% 1/17/12		37,024	37,027
Series 2008-A A3A 3.94% 10/15/12		130,654	132,351
Total Non-Agency Asset-Backed Securities (cost $228,644,255)			230,619,830

Non-Agency Collateralized Mortgage Obligations – 0.17%
American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35		21,810	19,984
Bank of America Alternative Loan Trust
Series 2004-10 1CB1 6.00% 11/25/34		147,843	149,760
Series 2005-3 2A1 5.50% 4/25/20		221,276	208,570
Series 2005-5 2CB1 6.00% 6/25/35		17,885	14,187
Series 2005-6 7A1 5.50% 7/25/20		161,058	156,677
@•Bank of America Funding Series 2006-H 1A2 2.921% 9/20/46		45,173	4,899
•Bank of America Mortgage Securities Series 2002-K 2A1 2.958% 10/20/32		6,366	6,277
Citicorp Mortgage Securities Series 2006-4 3A1 5.50% 8/25/21		419,615	416,797
•Citigroup Mortgage Loan Trust Series 2007-AR8 1A3A 5.70% 8/25/37		202,242	159,736
@wCountrywide Home Loan Mortgage Pass Through Trust Series 2006-17 A5 6.00% 12/25/36		103,242	94,208
#GSMPS Mortgage Loan Trust 144A
•Series 1998-2 A 7.75% 5/19/27		181,405	182,790
•Series 1999-3 A 8.00% 8/19/29		463,645	442,051
Series 2005-RP1 1A4 8.50% 1/25/35		524,433	509,124
•JPMorgan Mortgage Trust Series 2006-A2 3A3 5.687% 4/25/36		180,000	155,423
Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35		53,228	51,664
#MASTR Reperforming Loan Trust Series 2005-1 1A5 144A 8.00% 8/25/34		394,501	398,215
•#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35		296,090	291,766
Wells Fargo Mortgage-Backed Securities Trust
•Series 2004-EE 3A1 2.998% 12/25/34		39,952	39,331
•Series 2005-AR16 2A1 2.968% 10/25/35		23,597	22,615
Series 2006-7 2A1 6.00% 6/25/36		15,475	14,614
•Series 2006-AR5 2A1 5.451% 4/25/36		361,772	301,961
Total Non-Agency Collateralized Mortgage Obligations (cost $3,551,585)			3,640,649

Regional Bonds – 3.35%Δ
Australia – 2.72%
New South Wales Treasury 7.00% 12/1/10	AUD	62,300,000	60,415,366
			60,415,366
Canada – 0.63%
British Colombia Province 2.85% 6/15/15	USD	2,750,000	2,927,689
Nova Scotia Province 2.375% 7/21/15		7,795,000	8,031,819
Ontario Province 1.875% 9/15/15		1,700,000	1,714,690
Quebec Province 4.60% 5/26/15		1,235,000	1,400,558
			14,074,756
Total Regional Bonds (cost $71,688,633)			74,490,122

«Senior Secured Loans – 1.84%
AIG
Tranche 1 6.75% 2/23/15		3,902,884	3,974,659
Tranche 2 7.00% 3/7/16		2,862,116	2,912,203
ATI Holdings 7.50% 2/18/16		3,324,884	3,239,002
Chester Downs & Marina 12.375% 12/31/16		4,138,807	4,022,273
Delta Air Lines 8.75% 9/16/13		4,178,346	4,244,510
Energy Future Holdings Tranche B2 3.941% 10/10/14		5,569,668	4,339,384
Ford Motor Tranche B 3.03% 12/15/13		4,750,864	4,660,550
Graham Packaging Tranche C 6.75% 4/5/14		4,162,990	4,195,399
Level 3 Communications Tranche B 11.50% 3/13/14		4,117,000	4,460,522
Rental Services 2nd Lien 4.04% 10/7/13		4,986,174	4,891,112
Total Senior Secured Loans (cost $40,954,481)			40,939,614

Sovereign Bonds – 6.47%Δ
Australia – 0.99%
^Australian Treasury Bill 3.821% 12/17/10	AUD	23,000,000	22,012,065
			22,012,065

Canada – 0.45%
Export Development Canada 3.125% 4/24/14	USD	9,345,000	10,028,596
			10,028,596
Indonesia – 0.74%
Indonesia Treasury Bonds
10.00% 10/15/11	IDR	142,000,000,000	16,553,588
11.00% 11/15/20	IDR	150,000,000	20,845
			16,574,433
Japan – 0.26%
Japan Finance 1.875% 9/24/15	USD	5,700,000	5,756,846
			5,756,846
Mexico – 1.26%
Mexican Bonos 9.00% 12/22/11	MXN	336,000,000	28,058,167
			28,058,167
Norway – 1.42%
Eksportfinans
3.00% 11/17/14	USD	5,830,000	6,153,145
5.50% 5/25/16		8,940,000	10,453,847
Kommunalbanken
2.875% 6/22/12		9,620,000	9,981,606
#144A 1.75% 10/5/15		4,970,000	4,971,889
			31,560,487
Republic of Korea – 0.49%
#Korea Expressway 144A 4.50% 3/23/15		1,320,000	1,393,866
@Korea Treasury Inflation Linked Bond 2.75% 3/10/17	KRW	10,160,910,000	9,432,425
			10,826,291
Sweden – 0.86%
Svensk Exportkredit 3.25% 9/16/14	USD	18,034,000	19,244,081
			19,244,081
Total Sovereign Bonds (cost $139,906,554)			144,060,966

Supranational Banks – 1.79%
African Development Bank 3.00% 5/27/14		3,365,000	3,599,867
Inter-American Development Bank
3.50% 7/8/13		4,815,000	5,173,092
4.25% 9/14/15		3,170,000	3,583,282
4.375% 9/20/12		4,539,000	4,867,537
International Bank for Reconstruction & Development
2.375% 5/26/15		3,170,000	3,321,497
14.00% 2/1/11	TRY	13,900,000	9,858,190
International Finance
3.00% 4/22/14	USD	5,595,000	5,990,880
5.75% 3/16/15	AUD	3,600,000	3,517,433
Total Supranational Banks (cost $38,685,475)			39,911,778

U.S. Treasury Obligations – 16.78%
U.S. Treasury Notes
0.75% 9/15/13	USD	255,115,000	255,992,085
1.25% 8/31/15		44,450,000	44,443,066
1.25% 9/30/15		50,680,000	50,608,744
∞2.625% 8/15/20		22,190,000	22,401,493
Total U.S. Treasury Obligations (cost $371,781,316)			373,445,388

		Number of
		Shares
Preferred Stock – 0.35%
•PNC Financial Services Group 8.25%		7,260,000	7,784,099
Total Preferred Stock (cost $7,271,507)			7,784,099

		Principal
		Amount°
≠Discount Note – 17.85%
Federal Home Loan Bank 0.007% 10/1/10	USD	397,199,185	397,199,185
Total Discount Note (cost $397,199,185)			397,199,185

Total Value of Securities – 113.44%
(cost $2,475,395,224)			2,524,529,987
Liabilities Net of Receivables and Other Assets (See Notes) – (13.44%)z			(299,011,027)
Net Assets Applicable to 246,614,034 Shares Outstanding – 100.00%			$2,225,518,960

°Principal amount is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
EUR – European Monetary Unit
IDR – Indonesia Rupiah
KRW – South Korean Won
MXN – Mexican Peso
TRY – Turkish Lira
USD – United States Dollar

ΔSecurities have been classified by country of origin.
ΦStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at September 30, 2010.
≠The rate shown is the effective yield at the time of purchase.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2010, the aggregate amount of Rule 144A securities was $171,469,871, which represented 7.70% of the Fund’s net assets. See Note 5 in "Notes."
•Variable rate security. The rate shown is the rate as of September 30, 2010. Interest rates reset periodically.
∞Fully or partially pledged as collateral for futures contracts.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at September 30, 2010.
§Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
^Zero coupon security. The rate shown is the yield at the time of purchase.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At September 30, 2010, the aggregate amount of fair valued securities was $2,802,898, which represented 0.13% of the Fund’s net assets. See Note 1 in "Notes."
@Illiquid security. At September 30, 2010, the aggregate amount of illiquid securities was $12,357,070, which represented 0.56% of the Fund’s net assets. See Note 5 in “Notes.”
zOf this amount, $330,228,220 represents payable for securities purchased and $31,026,215 represent receivables for investment interest and securities sold as of September 30, 2010.

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
BCLY – Barclays Bank
BOA – Bank of America Securities
CBO – Collateralized Bond Obligation
CDS – Credit Default Swap
CMB – Chase Manhattan Bank
FHAVA – Federal Housing Administration & Veterans Administration
GNMA – Government National Mortgage Association
GPM – Graduated Payment Mortgage
GSC – Goldman Sachs & Co.
GSMPS – Goldman Sachs Reperforming Mortgage Securities
HKSB – Hong Kong Shanghai Bank
JPMS – JPMorgan Securities
MASTR – Mortgage Asset Securitization Transactions, Inc.
MSC – Morgan Stanley & Co.
PIK – Pay-in-kind
REMIC – Real Estate Mortgage Investment Conduits
S.F. – Single Family
TBA – To be announced
yr – Year

1The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at September 30, 2010:

Foreign Currency Exchange Contracts
						Unrealized
						Appreciation
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BCLY	MXN	15,231,694	USD	(1,166,197)	10/29/10	$39,700
BOA	EUR	(26,663,321)	USD	33,944,159	10/29/10	(2,399,420)
CMB	BRL	19,322,786	USD	(11,108,241)	10/29/10	229,858
HKSB	AUD	2,845,654	USD	(2,599,419)	10/29/10	141,435
HKSB	EUR	(93,358,873)	USD	118,937,337	10/29/10	(8,315,961)
MSC	EUR	(15,549,696)	USD	19,824,151	10/29/10	(1,370,942)
						$(11,675,330)

Futures Contracts

Contracts	Notional	Notional		Unrealized
to Buy	Cost	Value	Expiration Date	Appreciation
1,982 U.S. Treasury 10 yr Note	$248,499,668	$249,824,906	12/21/10	$1,325,238

Swap Contracts
CDS Contracts
					Unrealized
	Swap &	Notional	Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value	Payments	Date	(Depreciation)
	Protection Purchased:
BCLY	CDX N.A. High Yield
	15.5 yr CDS	$42,250,000	5.00%	12/20/15	$(259,313)
BCLY	ITRAXX Europe Subordinate Financials
	5 yr CDS	35,925,000	1.00%	6/20/15	(261,590)
BOA	CDX N.A. High Yield
	15.5 yr CDS	15,825,000	5.00%	12/20/15	(96,858)
BOA	Sunoco 5 yr CDS	1,045,000	1.00%	12/20/15	(4,196)
GSC	CDX N.A. High Yield
	15.5 yr CDS	34,375,000	5.00%	12/20/15	(210,394)
JPMS	CDX N.A. High Yield
	15.5 yr CDS	54,500,000	5.00%	12/20/15	(334,498)
JPMS	ITRAXX Europe Subordinate Financials
	5 yr CDS	6,200,000	1.00%	6/20/15	(186,786)
JPMS	Penney (J.C.)
	5 yr CDS	3,875,000	1.00%	3/20/15	101,638
JPMS	Sunoco 5 yr CDS	1,940,000	1.00%	3/20/15	20,295
JPMS	Viacom 5 yr CDS	6,715,000	1.00%	9/20/15	(59,578)
MSC	CDX N.A. High Yield
	15.5 yr CDS	27,550,000	5.00%	12/20/15	(169,090)
		$230,200,000			$(1,460,370)

	Protection Sold / Moody’s Rating:
BOA	Valero 5 yr CDS / Baa	$1,045,000	1.00%	9/20/15	$(7,714)
JPMS	Comcast 5 yr CDS / Baa	6,715,000	1.00%	9/20/15	30,288
JPMS	MetLife 5 yr CDS / A	1,290,000	1.00%	12/20/14	13,425
JPMS	Valero 5 yr CDS / Baa	1,940,000	1.00%	3/20/15	(17,485)
		$10,990,000			$18,514
Total					$(1,441,856)

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund's (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Limited-Term Government Funds – Delaware Limited-Term Diversified Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts, and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2006 – December 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At September 30, 2010, the Fund held no investments in repurchase agreements.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., "when issued," "delayed delivery," "forward commitment," or "TBA transactions") consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Such dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$2,475,513,660
Aggregate unrealized appreciation	$51,094,595
Aggregate unrealized depreciation	(2,078,268)
Net unrealized appreciation	$49,016,327

For federal income tax purposes, at December 31, 2009, capital loss carryforwards of $1,749,518 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $186,780 expires in 2014 and $1,562,738 expires in 2016.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (i.e. equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (i.e. debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (i.e. broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of September 30, 2010:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$809,512,629	$20,221,520	$829,734,149
Corporate Debt	-	631,610,220	2,802,898	634,413,118
Foreign Debt	-	227,018,375	31,444,491	258,462,866
Municipal Bonds	-	23,491,182	-	23,491,182
U.S. Treasury Obligations	-	373,445,388	-	373,445,388
Short-Term	-	397,199,185	-	397,199,185
Preferred Stock	-	7,784,099	-	7,784,099
Total	$-	$2,470,061,078	$54,468,909	$2,524,529,987

Foreign Currency Exchange Contracts	$-	$(11,675,330)	$-	$(11,675,330)
Futures Contracts	1,325,238	-	-	1,325,238
Swap Contracts		(1,441,856)	-	(1,441,856)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency, Asset
	Backed and
	Mortgage-
	Backed	Corporate	Foreign
	Securities	Debt	Debt	Total
Balance as of 12/31/09	$5,616,230	$-	$593,537	$6,209,767
Purchases	18,042,888	2,501,481	29,420,999	49,965,368
Sales	(2,032,218)	-	(564,758)	(2,596,976)
Net realized gain (loss)	(253,869)	-	8,786	(245,083)
Transfers out of Level 3	(1,430,000)	-	-	(1,430,000)
Net change in unrealized
appreciation/depreciation	278,489	301,417	1,985,927	2,565,833
Balance as of 9/30/10	$20,221,520	$2,802,898	$31,444,491	$54,468,909

Net change in unrealized
appreciation/depreciation
from investments
still held as of 9/30/10	$17,214	$301,417	$2,023,492	$2,342,123

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s fiscal year ending December 31, 2011 and interim periods therein. During the period ended September 30, 2010, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund. During the period ended September 30, 2010, transfers out of Level 3 investments into Level 2 investments were made in the amount of $1,430,000 for the Fund. This was due to the Fund's pricing vendor being able to supply a matrix price for an investment that had been utilizing a broker quoted price.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts – The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended September 30, 2010, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At September 30, 2010, the net unrealized depreciation of credit default swaps was $1,441,856. The Fund had posted $6,460,000 cash collateral for certain open derivatives. If a credit event had occurred for all swap transactions where collateral posting was required as of September 30, 2010, the swaps' credit-risk-related contingent features would have been triggered and the Fund would have received $219,210,000 less the value of the contracts' related reference obligations.

As disclosed in the footnotes to the schedule of investments, at September 30, 2010, the notional value of the protection sold was $10,990,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At September 30, 2010, the net unrealized appreciation of the protection sold was $18,514.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of September 30, 2010 was as follows:

	Asset Derivatives		Liability Derivatives
	Schedule of		Schedule of
	Investments		Investments
	Location	Fair Value	Location	Fair Value
Foreign exchange contracts (Forward currency contracts)	Receivables and other assets net of liabilities	$269,558	Liabilities net of receivables and other assets	$(11,944,888)

Interest rate contracts (Future Contracts)	Receivables and other assets net of liabilities	1,325,238	Liabilities net of receivables and other assets	-

Credit Contracts (Swap Contracts)	Receivables and other assets net of liabilities	-	Liabilities net of receivables and other assets	(1,441,856)
Total		$1,594,796		$(13,386,744)

The effect of derivative instruments on the statement of operations for the period ended September 30, 2010 was as follows:

		Realized Gain
		or Loss on	Change in Unrealized
	Location of Gain or	Derivatives	Appreciation or Depreciation on
	Loss on Derivatives	Recognized in	Derivatives Recognized in
	Recognized in Income	Income	Income
Foreign exchange contracts (Forward currency contracts)	Net realized loss on forward currency contracts/unrealized appreciation/depreciation of investments and foreign currencies	$(6,847,045)	$(11,675,224)

Interest rate contracts (Future Contracts)	Net realized gain on options contracts/net change in unrealized appreciation/depreciation of investments and foreign currencies	11,460,801	1,472,179

Credit Contracts (Swap Contracts)	Net realized gain on swap contracts/net change in unrealized appreciation/depreciation of investments and foreign currencies	(11,581,765)	(1,406,764)
Total		$(6,968,009)	$(11,609,809)

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of security on loan.

Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will only hold such assets with a maturity of one business day or less (Overnight Assets). The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of September 30, 2010.

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Rating Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined no material events or transactions occurred subsequent to September 30, 2010 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: